SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)             August 18, 2004

                           CENTURY REALTY TRUST
______________________________________________________________________________
             (Exact Name of Registrant as Specified in Charter)

          Indiana                          0-7716             35-1284316
________________________________       _____________      ____________________
(State or Other Jurisdiction of         (Commission        (IRS Employer or
      Incorporation)                     File Number)      Identification No.)


 823 Chamber of Commerce Building, Indianapolis, Indiana          46204
______________________________________________________________________________
(Address of Principal Executive Offices)                       (Zip Code)


(Registrant's Telephone Number, Including Area Code)         (317) 632-5467
______________________________________________________________________________


                              Not Applicable
______________________________________________________________________________

           (Former Name or Former Address if Changed Since Last Report)




Item 12.  Results of Operations and Financial Condition.

     This Current Report on Form 8-K is for the purpose of furnishing to the commission, without filing, the press release dated August 18, 2004, that announced results for the three months and six months ended June 30, 2004. The text of that press release is set forth in Exhibit 99.37 hereto.


Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.


         Exhibit No.                     Description
         ___________                     ___________

         99.37                           Press Release dated August 18, 2004







                            CENTURY REALTY TRUST

                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CENTURY REALTY TRUST




August 18, 2004                       By: /s/ John I. Bradshaw, Jr.
_______________                           ____________________________________
    Date                                  John I. Bradshaw, Jr.
                                          President and Treasurer
                                          Chief Executive Officer







PRESS RELEASE
                                                           EXHIBIT 99.37
CENTURY REALTY TRUST
320 N. Meridian St., Suite 823, Indianapolis, IN 46204
Contact:	John I. Bradshaw, Jr.
Phone:		(317) 632-5467
FAX:		(317) 685-1588

FOR IMMEDIATE RELEASE

                    CENTURY REALTY TRUST ANNOUNCES RESULTS

     Century Realty Trust today reported a consolidated loss before discontinued operations for the six months ended June 30, 2004, of $179,753 or $.10 per share, and positive funds from operations of $633,927 or $0.35 per share, on gross revenue of $5,880,911. For the same period a year ago, net income before discontinued operations amounted to $13,120, or $0.01 per share and funds from operations of $809,367, or $0.46 per share, on gross revenue of $5,656,299. Per share amounts are both basic and diluted.

     For the second quarter ended June 30, 2004, the consolidated loss before discontinued operations was $131,084, or $0.07 per share, and funds from operations was a positive $289,275, or $0.16 per share on gross revenue of $2,945,317. For the same quarter of 2003, the Trust had a loss before discontinued operations of $9,515, or $0.01 per share and funds from operations of $388,672, or $0.22 per share on gross revenue of $2,821,951. Per share amounts are both basic and diluted.

     For the six months ended June 30, 2004, income from discontinued operations amounted to $2,675,973, or $1.50 per share, compared with $46,462, or $0.03 per share for the six months ended June 30, 2003. For the quarter ended June 30, 2004, income from discontinued operations amounted to $2,686,610, or $1.50 per share compared with $17,521, or $0.01 per for the second quarter of 2003. Funds from operations attributable to discontinued operations for the six months ended June 30, 2004 and 2003 amounted to $18,519 and $87,352 respectively. For the quarters ended June 30, 2004 and 2003, funds from operations attributable to discontinued operations amounted to negative $1,654 and positive $37,966, respectively.

     In April, 2004 the Trust sold an Indianapolis apartment community that it had owned since 1973 for $3,150,000, and realized a gain on that sale of $2,689,599. The operating results of that property for 2003 and 2004, together with the gain on its sale, are reported as income from discontinued operations. Recognition of the gain has been deferred for income tax purposes. The Trust intends to acquire replacement property on or before October 15, 2004, but there can be no assurance that acceptable property can be purchased by that date. If the Trust succeeds in structuring a replacement acquisition in accordance with the provisions of Sec. 1031 of the Internal Revenue Code, the gain on the sale will not be recognized, but will be used to reduce, for income tax purposes, the carrying value of the replacement property acquired.

     Income before discontinued operations declined for the quarter and six months ended June 30, 2004 from the comparable periods a year ago due primarily to increases in real estate taxes and other operating expenses. Economic occupancy of the Trust's apartments, which account for 94% of its gross operating income, averaged 88.5% and 86.4% during the second quarter and first half of 2004, respectively, up from an average of 83% and 83.4% during the comparable periods of 2003. Management attributes the higher current occupancy to intensive marketing and rental rate reductions in certain types of units at several locations.

     Real estate industry analysts generally consider "Funds from Operations" to be an appropriate measure of performance of an equity REIT. Funds from operations is defined as income before gains (losses) on investments and extraordinary items adjusted for certain non-cash items, primarily provisions for depreciation. Funds from operations does not represent cash flow from operations, and should not be considered an alternative to net income as a measure of operating performance. In addition, comparability to other companies that report funds from operations is not recommended due to differences in the definitions and methods of calculation used by various companies. For purposes of computing the per share amounts, the minority interest in funds from operations provided by consolidated partnership-owned properties is excluded.

     Following is a reconciliation of net income to funds from operations
(FFO), including discontinued operations:

                               Three Months Ended         Six Months Ended
                                    June 30,                    June 30,
                        ___________________________  ________________________
                             2004            2003       2004            2003
                         ____________    __________  ____________    _________
Net Income                $2,555,526      $  8,006    $2,496,220      $ 59,582

Less gain on sale
 of property              (2,689,599)           -     (2,689,599)          -

Plus Depreciation,
 investment properties       410,225       437,413       849,942       874,827

Plus unamortized loan
 costs written off, net
 of minority interest         33,943            -         33,943           -

Less Minority interest
 portion of depreciation     (22,474)      (18,781)      (38,060)      (37,690)
                         ____________    __________  ____________    _________
Funds from operations
 allocable to the Trust     $287,621      $426,638      $652,446      $896,719
                         ____________    __________  ____________    _________
                         ____________    __________  ____________    _________

Continuing operations       $289,275      $388,672      $633,927      $809,367
Discontinued operations       (1,654)       37,966        18,519        87,352


     Income for the quarters and six month periods ended June 30, 2004 and 2003 was not reduced by federal income tax because the Trust is treated as a Real Estate Investment Trust, and intends to distribute to its shareholders all of its otherwise taxable income, if any, including capital gains to the extent such gains are recognized for income tax purposes.

The average number of outstanding shares of the Trust for the six months ended June 30, 2004 and 2003 was 1,785,751 and 1,768,332, respectively, At June 30, 2004, the Trust had total assets of $47,605,883 and shareholders' equity of $11,183,116. At June 30, 2003, the Trust had total assets of $45,549,180 and shareholders' equity of $8,643,552.


Indianapolis, IN., August 18, 2004